EXHIBIT 99.1



         REPLACEMENT CAPITAL COVENANT, dated as of August 1, 2007 (this "Replacement Capital Covenant"), by JPMorgan Chase & Co., a Delaware corporation (together with its successors and assigns, the "Corporation"), in favor of and for the benefit of each Covered Debtholder (as defined below).

                                    RECITALS

         A. On the date hereof, the Corporation is issuing $700,010,000 aggregate principal amount of its 6.875% Capital Efficient Notes, Series X (the "CENts") to JPMorgan Chase Capital XXIV (the "Trust").

         B. On the date hereof, the Trust is issuing $700,000,000 aggregate liquidation amount of its 6.875% Capital Securities, Series X (the "Capital Securities" and, together with the CENts, the "Securities").

         C. This Replacement Capital Covenant is the "Replacement Capital Covenant" referred to in the Prospectus Supplement, dated July 25, 2007, relating to the Capital Securities (together with the Prospectus, dated September 1, 2005 attached thereto, the "Prospectus Supplement").

         D. The Corporation is entering into and disclosing the content of this Replacement Capital Covenant in the manner provided below with the intent that the covenants provided for in this Replacement Capital Covenant be enforceable by each Covered Debtholder and that the Corporation be estopped from disregarding the covenants in this Replacement Capital Covenant, in each case to the fullest extent permitted by applicable law.

         E. The Corporation acknowledges that reliance by each Covered Debtholder upon the covenants in this Replacement Capital Covenant is reasonable and foreseeable by the Corporation and that, were the Corporation to disregard its covenants in this Replacement Capital Covenant, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.

         NOW, THEREFORE, the Corporation hereby covenants and agrees as follows in favor of and for the benefit of each Covered Debtholder.

         SECTION 1. Definitions. Capitalized terms used in this Replacement Capital Covenant (including the Recitals) have the meanings set forth in
Schedule I hereto.

         SECTION 2. Limitations on Repayment, Redemption and Purchase of Securities. The Corporation hereby promises and covenants to and for the benefit of each Covered Debtholder that the Corporation shall not repay, redeem or purchase, nor shall any Subsidiary (including the Trust) purchase, all or any part of the Securities on or before August 1, 2057 except to the extent that (a) in the case of a redemption or purchase prior to August 1, 2047, the Corporation has obtained the prior approval of the Federal Reserve if such approval is then required under the Federal Reserve's capital guidelines applicable to bank holding companies and (b) the principal amount repaid, or the applicable redemption or purchase price, does not exceed the sum of the following amounts:

          (i) the Applicable Percentage of the aggregate amount of net cash proceeds received by the Corporation and its Subsidiaries from the sale of Common Stock and rights to acquire Common Stock (including Common Stock or rights to acquire Common Stock issued pursuant to the Corporation's dividend reinvestment plan or employee benefit plans), Debt Exchangeable for Common Equity, Debt Exchangeable for Preferred Equity, Mandatorily Convertible Preferred Stock or REIT Preferred Securities and Qualifying Capital Securities; plus

          (ii) the Applicable Percentage of the Market Value of any Common Stock that the Corporation or its Subsidiaries have (x) delivered as consideration for property or assets in an arm's-length transaction or (y) issued in connection with the conversion or exchange of any convertible or exchangeable securities, other than securities for which the Corporation or any of its Subsidiaries has received equity credit from any NRSRO;

in each case to Persons other than the Corporation and its Subsidiaries within the applicable Measurement Period (without double counting proceeds received in any prior Measurement Period); provided that the provisions of this Section 2 shall not apply to (i) the purchase of the Securities or any portion thereof by Subsidiaries in connection with the distribution thereof or market-making or other secondary-market activities or (ii) any distribution of the CENts to holders of the Capital Securities upon a dissolution of the Trust. For purposes of this Replacement Capital Covenant, the term "repay" includes the defeasance by the Corporation of the CENts as well as the satisfaction and discharge of its obligations under the Indenture with respect to the CENts.

         SECTION 3. Covered Debt. (a) The Corporation represents and warrants that the Initial Covered Debt is Eligible Debt.

         (b) On or during the 30-day period immediately preceding any Redesignation Date with respect to the Covered Debt then in effect, the Corporation shall identify the series of Eligible Debt that will become the Covered Debt on and after such Redesignation Date in accordance with the following procedures:

          (i) the Corporation shall identify each series of its then outstanding long-term indebtedness for money borrowed that is Eligible Debt;

          (ii) if only one series of the Corporation's then outstanding long-term indebtedness for money borrowed is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;

          (iii) if the Corporation has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the next Redesignation Date;

          (iv) if the Corporation has no outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, and its Largest Depository Institution Subsidiary has only one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;

          (v) if the Corporation has no outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, but its Largest Depository Institution Subsidiary has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the next Redesignation Date;

          (vi) the series of outstanding long-term indebtedness for money borrowed that is determined to be Covered Debt pursuant to clause (ii),
     (iii), (iv) or (v) above shall be the Covered Debt for purposes of this Replacement Capital Covenant for the period commencing on the related Redesignation Date and continuing to but not including the Redesignation Date as of which a new series of outstanding long-term indebtedness is next determined to be the Covered Debt pursuant to the procedures set forth in this Section 3(b); and

          (vii) in connection with such identification of a new series of Covered Debt, the Corporation shall, as provided for in Section 3(c), give a notice and file with the Commission a current report on Form 8-K including or incorporating by reference this Replacement Capital Covenant as an exhibit within the time frame provided for in such section.

         (c) Notice. In order to give effect to the intent of the Corporation described in Recital D, the Corporation covenants that:

          (i) simultaneously with the execution of this Replacement Capital Covenant or as soon as practicable after the date hereof, it shall (A) give notice to the Holders of the Initial Covered Debt, in the manner provided in the indenture relating to the Initial Covered Debt, of this Replacement Capital Covenant and the rights granted to such Holders hereunder and (B) file a copy of this Replacement Capital Covenant with the Commission as an Exhibit to a Form 8-K (or any successor form) under the Securities Exchange Act;

          (ii) so long as the Corporation is a reporting company under the Securities Exchange Act, the Corporation shall include in each annual report filed with the Commission on Form 10-K (or any successor form) under the Securities Exchange Act a description of the covenant set forth in
     Section 2 and identify the series of long-term indebtedness for borrowed money that is Covered Debt as of the date such Form 10-K (or any successor form) is filed with the Commission;

          (iii) if a series of the Corporation's or one of its Depository Institution Subsidiary's long-term indebtedness for money borrowed (1) becomes Covered Debt or (2) ceases to be Covered Debt, the Corporation shall give notice of such occurrence within 30 days to the holders of such long-term indebtedness for money borrowed in the manner provided for in the indenture, fiscal agency agreement or other instrument under which such long-term indebtedness for money borrowed was issued and report such change in a current report on Form 8-K (or any successor form) including or incorporating by reference this Replacement Capital Covenant, and in the Corporation's next quarterly report on Form 10-Q (or any successor form) or annual report on Form 10-K (or any successor form), as applicable;

          (iv) if, and only if, the Corporation ceases to be a reporting company under the Securities Exchange Act, the Corporation shall (A) post on its website (or any other similar electronic platform generally available to the public) the information otherwise required to be included in Securities Exchange Act filings pursuant to clauses (ii) and (iii) of this Section 3(c) and (B) cause a notice of the execution of this Replacement Capital Covenant to be posted on the Bloomberg screen for the Covered Debt or any successor Bloomberg screen and each similar third-party vendor's screen the Corporation reasonably believes is appropriate (each an "Investor Screen") and cause a hyperlink to a definitive copy of this Replacement Capital Covenant to be included on the Investor Screen for each series of Covered Debt, in each case to the extent permitted by Bloomberg or such similar third-party vendor, as the case may be; and

          (v) promptly upon request by any Holder of Covered Debt, the Corporation shall provide such Holder with an executed copy of this Replacement Capital Covenant.

         (d) The Corporation agrees that, if at any time the Covered Debt is held by a trust (for example, where the Covered Debt is part of an issuance of trust preferred securities), a holder of the securities issued by such trust may enforce (including by instituting legal proceedings) this Replacement Capital Covenant directly against the Corporation as though such holder owned Covered Debt directly, and such holder shall be deemed to be a holder of "Covered Debt" for purposes of this Replacement Capital Covenant for so long as the indebtedness held by such trust remains Covered Debt hereunder.

         SECTION 4. Termination, Amendment and Waiver. (a) The obligations of the Corporation pursuant to this Replacement Capital Covenant shall remain in full force and effect until the earliest date (the "Termination Date") to occur of:

          (i) August 1, 2057;

          (ii) the date, if any, on which the Holders of a majority in principal amount of the then effective series of Covered Debt consent or agree in writing to the termination of this Replacement Capital Covenant and the obligations of the Corporation hereunder;

          (iii) the date on which neither the Corporation nor any of its Depository Institution Subsidiaries has any series of outstanding Eligible Senior Debt or Eligible Subordinated Debt (in each case without giving effect to the rating requirement in clause (b) of the definition of each such term); and

          (iv) the occurrence of an event of default that results in the acceleration of the CENts.

From and after the Termination Date, the obligations of the Corporation pursuant to this Replacement Capital Covenant shall be of no further force and effect.

         (b) This Replacement Capital Covenant may be amended or supplemented from time to time in a written instrument signed by the Corporation with the consent of the Holders of at least a majority by principal amount of the then-effective series of Covered Debt, provided that this Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed only by the Corporation (and without the consent of the Holders of the then effective series of Covered Debt) if:

          (i) such amendment or supplement eliminates Common Stock, Debt Exchangeable for Common Stock, rights to acquire Common Stock, and/or Mandatorily Convertible Preferred Stock as a Replacement Capital Security, if after the date of this Replacement Capital Covenant, an accounting standard or interpretive guidance of an existing accounting standard issued by an organization or regulator that has responsibility for establishing or interpreting accounting standards in the United States becomes effective such that there is more than an insubstantial risk that failure to eliminate Common Stock, Debt Exchangeable for Common Stock, rights to acquire Common Stock and/or Mandatorily Convertible Preferred Stock as a Replacement Capital Security would result in a reduction in the Corporation's earnings per share as calculated in accordance with generally accepted accounting principles in the United States;

          (ii) such amendment or supplement is not adverse to the Holders of the then-effective series of Covered Debt and an officer of the Corporation has delivered to the Holders of the then-effective series of Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate stating that, in his or her determination, such amendment or supplement is not adverse to the Holders of the then-effective series of Covered Debt; or

          (iii) the effect of such amendment or supplement is solely to impose additional restrictions on, or eliminate certain of, the types of securities qualifying as Replacement Capital Securities, and an officer of the Corporation has delivered to the Holders of the then-effective series of Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate to that effect.

         (c) For purposes of Sections 4(a) and 4(b), the Holders whose consent or agreement is required to terminate, amend or supplement the obligations of the Corporation under this Replacement Capital Covenant shall be the Holders of the then effective Covered Debt as of a record date established by the Corporation that is not more than 30 days prior to the date on which the Corporation proposes that such termination, amendment or supplement becomes effective.

         SECTION 5. Miscellaneous. (a) THIS REPLACEMENT CAPITAL COVENANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         (b) This Replacement Capital Covenant shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the Covered Debtholders as they exist from time to time (it being understood and agreed by the Corporation that any Person who is a Covered Debtholder at the time such Person acquires, holds or sells Covered Debt shall retain its status as a Covered Debtholder for so long as the series of long-term indebtedness for borrowed money owned by such Person is Covered Debt and, if such Person initiates a claim or proceeding to enforce its rights under this Replacement Capital Covenant after the Corporation has violated its covenants in Section 2 and before the series of long-term indebtedness for money borrowed held by such Person is no longer Covered Debt, such Person's rights under this Replacement Capital Covenant shall not terminate by reason of such series of long-term indebtedness for money borrowed no longer being Covered Debt).

         (c) All demands, notices, requests and other communications to the Corporation under this Replacement Capital Covenant shall be deemed to have been duly given and made if in writing and (i) if served by personal delivery upon the Corporation, on the day so delivered (or, if such day is not a Business Day, the next succeeding Business Day), (ii) if delivered by registered post or certified mail, return receipt requested, or sent to the Corporation by a national or international courier service, on the date of receipt by the Corporation (or, if such date of receipt is not a Business Day, the next succeeding Business Day), or (iii) if sent by telecopier, on the day telecopied, or if not a Business Day, the next succeeding Business Day, provided that the telecopy is promptly confirmed by telephone confirmation thereof, and in each case to the Corporation at the address set forth below, or at such other address as the Corporation may thereafter notify to Covered Debtholders or post on its website as the address for notices under this Replacement Capital Covenant:

         JPMorgan Chase & Co.
         270 Park Avenue, 39th Floor
         New York, New York 10017
         Attention:  Neila Radin

         IN WITNESS WHEREOF, the Corporation has caused this Replacement Capital Covenant to be executed by its duly authorized officer, as of the day and year first above written.

                                            JPMORGAN CHASE & CO.


                                            By: /s/ Authorized Signatory
                                               -------------------------------
                                               Name:
                                               Title:










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

                                                                      Schedule I


                                   DEFINITIONS
                                   -----------

         "Alternative Payment Mechanism" means, with respect to any Qualifying Capital Securities, provisions in the related transaction documents permitting the Corporation, in its sole discretion, or in response to a directive or order from the Federal Reserve, to defer or skip in whole or in part payment of Distributions on such Qualifying Capital Securities for one or more consecutive Distribution Periods up to 10 years and requiring the Corporation to issue (or use Commercially Reasonable Efforts to issue) one or more types of APM Qualifying Securities raising eligible proceeds at least equal to the deferred Distributions on such Qualifying Capital Securities and apply the proceeds to pay unpaid Distributions on such Qualifying Capital Securities, commencing on the earlier of (x) the first Distribution Date after commencement of a deferral period on which the Corporation pays current Distributions on such Qualifying Capital Securities and (y) the fifth anniversary of the commencement of such deferral period, and that:

          (a) define "eligible proceeds" to mean, for purposes of such Alternative Payment Mechanism, the net proceeds (after underwriters' or placement agents' fees, commissions or discounts and other expenses relating to the issuance or sale of the relevant securities, where applicable, and including the fair market value of property received by the Corporation or any of its Subsidiaries as consideration for such APM Qualifying Securities) that the Corporation has received during the 180 days prior to the related Distribution Date from the issuance of APM Qualifying Securities, up to the Preferred Cap in the case of APM Qualifying Securities that are Qualifying Preferred Stock or Mandatorily Convertible Preferred Stock;

          (b) permit the Corporation to pay current Distributions on any Distribution Date out of any source of funds but (i) require the Corporation to pay deferred Distributions only out of eligible proceeds and
     (ii) prohibit the Corporation from paying deferred Distributions out of any source of funds other than eligible proceeds;

          (c) if deferral of Distributions continues for more than one year, require the Corporation and its Subsidiaries not to redeem or purchase any of its securities ranking junior to or pari passu with any APM Qualifying Securities the proceeds of which were used to settle deferred interest during the relevant deferral period until at least one year after all deferred Distributions have been paid (a "Repurchase Restriction"), other than the following (none of which shall be restricted or prohibited by a Repurchase Restriction):

               (I) purchases of such Securities by Subsidiaries of the Corporation in connection with the distribution thereof or market-making or other secondary-market activities;

               (II) purchases, redemptions or other acquisitions of shares of Common Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants; or

               (III) purchases of shares of Common Stock pursuant to a contractually binding requirement to buy Common Stock entered into prior to the beginning of the related deferral period, including under a contractually binding stock repurchase plan;

          (d) notwithstanding clause (a) of this definition, if the Federal Reserve disapproves the Corporation's sale of APM Qualifying Securities or the use of the proceeds thereof to pay deferred Distributions, may (if the Corporation elects to so provide in the terms of such Qualifying Capital Securities) permit the Corporation to pay deferred Distributions from any source or, if the Federal Reserve does not disapprove the Corporation's issuance and sale of APM Qualifying Securities but disapproves the use of the proceeds thereof to pay deferred Distributions, may (if the Corporation elects to so provide in the terms of such Qualifying Capital Securities) permit the Corporation to use such proceeds for other purposes and to continue to defer Distributions, without a breach of its obligations under the transaction documents;

          (e) limit the obligation of the Corporation to issue (or use Commercially Reasonable Efforts to issue) APM Qualifying Securities that are Common Stock and Qualifying Warrants to settle deferred Distributions pursuant to the Alternative Payment Mechanism either (i) during the first five years of any deferral period or (ii) before an anniversary of the commencement of any deferral period that is not earlier than the fifth such anniversary and not later than the ninth such anniversary (as designated in the terms of such Qualifying Capital Securities) with respect to deferred Distributions attributable to the first five years of such deferral period, either:

               (I) to an aggregate amount of such securities, the net proceeds from the issuance of which is equal to 2% of the product of the average of the current Market Value of the Common Stock on the 10 consecutive trading days ending on the fourth trading day immediately preceding the date of issuance multiplied by the total number of issued and outstanding shares of Common Stock as of the date of the Corporation's most recent publicly available consolidated financial statements; or

               (II) to a number of shares of Common Stock and shares purchasable upon exercise of Qualifying Warrants, in the aggregate, not in excess of 2% of the outstanding number of shares of Common Stock (the "Common Cap");

          (f) limit the right of the Corporation to issue APM Qualifying Securities that are Qualifying Preferred Stock and Mandatorily Convertible Preferred Stock to settle deferred Distributions pursuant to the Alternative Payment Mechanism to an aggregate amount of Qualifying Preferred Stock and still-outstanding Mandatorily Convertible Preferred Stock issued pursuant to the Alternative Payment Mechanism, the net proceeds from the issuance of which with respect to all deferral periods is equal to 25% of the liquidation or principal amount of such Qualifying Capital Securities (the "Preferred Cap");

          (g) in the case of Qualifying Capital Securities other than preferred stock, include a Bankruptcy Claim Limitation Provision;

          (h) may include a provision that, notwithstanding the Common Cap and the Preferred Cap, for purposes of paying deferred Distributions, limits the Corporation's ability to sell shares of its Common Stock, Qualifying Warrants or Mandatorily Convertible Preferred Stock above an aggregate cap specified in the transaction documents (a "Share Cap"), subject to the Corporation's agreement to use commercially reasonable efforts to increase the Share Cap amount from time to time to a number of shares of Common Stock that would allow it to satisfy its obligations to pay deferred Distributions; and

          (i) permit the Corporation, at its option, to provide that if it is involved in a merger, consolidation, amalgamation, binding share exchange or conveyance, transfer or lease of assets substantially as an entirety to any other person or a similar transaction (a "Business Combination") where immediately after the consummation of the Business Combination more than 50% of the surviving or resulting entity's voting stock is owned by the shareholders of the other party to the Business Combination, then clauses
     (a) through (b) of this definition will not apply to any deferral period that is terminated on the next Distribution Date following the date of consummation of the Business Combination (or if later, at any time within 90 days following the date of consummation of the Business Combination);

provided (and it being understood) that:

          (i) the Corporation shall not be obligated to issue (or use Commercially Reasonable Efforts to issue) APM Qualifying Securities for so long as a Market Disruption Event has occurred and is continuing;

          (ii) if, due to a Market Disruption Event or otherwise, the Corporation is able to raise and apply some, but not all, of the eligible proceeds necessary to pay all deferred Distributions on any Distribution Date, the Corporation will apply any available eligible proceeds to pay accrued and unpaid Distributions on the applicable Distribution Date in chronological order subject to the Common Cap, the Share Cap and the Preferred Cap, as applicable; and

          (iii) if the Corporation has outstanding more than one class or series of securities under which it is obligated to sell a type of APM Qualifying Securities and apply some part of the proceeds to the payment of deferred Distributions, then on any date and for any period the amount of net proceeds received by the Corporation from those sales and available for payment of deferred Distributions on such securities shall be applied to such securities on a pro rata basis up to the Common Cap, the Share Cap and the Preferred Cap, as applicable, in proportion to the total amounts that are due on such securities, or on such other basis as the Federal Reserve may approve.

         "APM Qualifying Securities" means, with respect to an Alternative Payment Mechanism or any Mandatory Trigger Provision, one or more of the following (as designated in the transaction documents for any Qualifying Capital Securities that include an Alternative Payment Mechanism or a Mandatory Trigger Provision, as applicable):

          (i) Common Stock;

          (ii) Qualifying Warrants;

          (iii) Mandatorily Convertible Preferred Stock; or

          (iv) Qualifying Preferred Stock;

provided (and it being understood) that (I) if the APM Qualifying Securities for any Alternative Payment Mechanism or Mandatory Trigger Provision include both Common Stock and Qualifying Warrants, (w) such Alternative Payment Mechanism or Mandatory Trigger Provision may permit, but need not require, the Corporation to issue Qualifying Warrants and (x) the Corporation may, without the consent of the holders of the Qualifying Capital Securities, amend the definition of "APM Qualifying Securities" to eliminate Common Stock or Qualifying Warrants (but not both) from the definition if the Corporation has been advised in writing by a nationally recognized independent accounting firm that there is more than an insubstantial risk that the failure to do so would result in a reduction in its earnings per share as calculated for financial reporting purposes; and (II) if the APM Qualifying Securities for any Alternative Payment Mechanism or Mandatory Trigger Provision include Mandatorily Convertible Preferred Stock, (y) such Alternative Payment Mechanism or Mandatory Trigger Provision may permit, but need not require, the Corporation to issue Mandatorily Convertible Preferred Stock; and (z) the Corporation may, without the consent of the holders of the Qualifying Capital Securities, amend the definition of "APM Qualifying Securities" to eliminate Mandatorily Convertible Preferred Stock from the definition if the Corporation has been advised in writing by a nationally recognized independent accounting firm that there is more than an insubstantial risk that the failure to do so would result in a reduction in its earnings per share as calculated for financial reporting purposes.

         "Applicable Percentage" means:

          (i) with respect to Common Stock and rights to acquire Common Stock (including Common Stock or rights to acquire Common Stock issued pursuant to the Corporation's dividend reinvestment plan or employee benefit plans), 133.33% prior to August 1, 2027, 200% on or after August 1, 2027 and prior to August 1, 2047, and 400% on or after August 1, 2047;

          (ii) with respect to Debt Exchangeable for Common Equity, Debt Exchangeable for Preferred Equity, Mandatorily Convertible Preferred Stock, REIT Preferred Securities and Qualifying Capital Securities described under clause (i) of the definition of that term, 100% prior to August 1, 2027, 150% on or after August 1, 2027 and prior to August 1, 2047, and 300% on or after August 1, 2047;

          (iii) with respect to Qualifying Capital Securities described under clause (ii) of the definition of that term, 100% prior to August 1, 2047, and 200% on or after August 1, 2047; and

          (iv) with respect to Qualifying Capital Securities described under clause (iii) of the definition of that term, 100%.

         "Appropriate Federal Banking Agency" means, as to a Depository Institution Subsidiary, the Federal bank regulatory agency or authority that is the "appropriate Federal banking agency" (within the meaning of 12 U.S.C. ss. 1813(q)) with respect to such Depository Institution Subsidiary.

         "Bankruptcy Claim Limitation Provision" means, with respect to any Qualifying Capital Securities that have an Alternative Payment Mechanism or a Mandatory Trigger Provision, provisions that, upon any liquidation, dissolution, winding up or reorganization or in connection with any insolvency, receivership or proceeding under any bankruptcy law with respect to the issuer, limit the claim of the holders of such securities to Distributions that accumulate during
(A) any deferral period, in the case of securities that have an Alternative Payment Mechanism or (B) any period in which the issuer fails to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements, in the case of securities that have a Mandatory Trigger Provision, to:

          (i) in the case of Qualifying Capital Securities that have an Alternative Payment Mechanism or Mandatory Trigger Provision with respect to which the APM Qualifying Securities do not include Qualifying Preferred Stock or Mandatorily Convertible Preferred Stock, 25% of the stated or principal amount of such Qualifying Capital Securities then outstanding; and

          (ii) in the case of any other Qualifying Capital Securities, an amount not in excess of the sum of (x) the amount of interest that relates to the earliest two years of the portion of the deferral period for which interest has not been paid and (y) an amount equal to the excess, if any, of the Preferred Cap over the aggregate amount of net proceeds from the sale of Qualifying Preferred Stock and Mandatorily Convertible Preferred Stock that is still outstanding that the issuer has applied to pay such Distributions pursuant to the Alternative Payment Mechanism or the Mandatory Trigger Provision; provided that the holders of such Qualifying Capital Securities are deemed to agree that, to the extent the remaining claim exceeds the amount set forth in clause (x), the amount they receive in respect of such excess shall not exceed the amount they would have received had the claim for such excess ranked pari passu with the interests of the holders, if any, of Qualifying Preferred Stock.

         "Business Day" means each day other than (a) a Saturday or Sunday or
(b) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed.

         "Capital Securities" has the meaning specified in Recital B.

         "CENts" has the meaning specified in Recital A.

         "Commercially Reasonable Efforts" means, for purposes of selling APM Qualifying Securities, commercially reasonable efforts to complete the offer and sale of APM Qualifying Securities to third parties that are not Subsidiaries in public offerings or private placements. The Corporation shall not be considered to have made Commercially Reasonable Efforts to effect a sale of APM Qualifying Securities if it determines not to pursue or complete such sale due to pricing, coupon, dividend rate or dilution considerations.

         "Commission" means the United States Securities and Exchange
Commission.

         "Common Cap" has the meaning specified in clause (III)(e) of the definition of Alternative Payment Mechanism.

         "Common Stock" means common stock of the Corporation (including treasury shares of common stock and shares of common stock issued pursuant to the Corporation's dividend reinvestment plan and employee benefit plans).

         "Corporation" has the meaning specified in the introduction to this instrument.

         "Covered Debt" means (a) at the date of this Replacement Capital Covenant and continuing to but not including the first Redesignation Date, the Initial Covered Debt and (b) thereafter, commencing with each Redesignation Date and continuing to but not including the next succeeding Redesignation Date, the Eligible Debt identified pursuant to Section 3(b) as the Covered Debt for such period.

         "Covered Debtholder" means each Person (whether a Holder or a beneficial owner holding through a participant in a clearing agency) that buys, holds or sells long-term indebtedness for money borrowed of the Corporation or its Depository Institution Subsidiary during the period that such long-term indebtedness for money borrowed is Covered Debt.

         "Debt Exchangeable for Common Equity" means a security or combination of securities (together in this definition, "such securities") that:

          (i) gives the holder a beneficial interest in (a) a fractional interest in a stock purchase contract for a share of Common Stock that will be settled in three years or less, with the number of shares of Common Stock purchasable pursuant to such stock purchase contract to be within a range established at the time of issuance of the subordinated debt securities referred to in clause (b), subject to customary anti-dilution adjustments and (b) subordinated debt securities of the Corporation or one of its Subsidiaries that are non-callable prior to the settlement date of the stock purchase contract;

          (ii) provides that the holders directly or indirectly grant the Corporation a security interest in such subordinated debt securities and their proceeds (including any substitute collateral permitted under the transaction documents) to secure the holders' direct or indirect obligation to purchase Common Stock pursuant to such stock purchase contracts;

          (iii) includes a remarketing feature pursuant to which the subordinated debt securities are remarketed to new investors commencing not later than the last Distribution Date that is at least one month prior to the settlement date of the stock purchase contract; and

          (iv) provides for the proceeds raised in the remarketing to be used to purchase Common Stock under the stock purchase contracts and, if there has not been a successful remarketing by the settlement date of the stock purchase contract, provides that the stock purchase contracts will be settled by the Corporation exercising its remedies as a secured party with respect to the subordinated debt securities or other collateral directly or indirectly pledged by holders in the Debt Exchangeable for Common Equity.

         "Debt Exchangeable for Preferred Equity" means a security or combination of securities (together in this definition, "such securities") that:

          (i) gives the holder a beneficial interest in (a) subordinated debt securities of the Corporation or one of its Subsidiaries (in this definition, the "issuer") that include a provision permitting the issuer to defer Distributions in whole or in part on such securities for one or more Distribution Periods of up to at least seven years without any remedies other than Permitted Remedies and that are the most junior subordinated debt of the issuer (or rank pari passu with the most junior subordinated debt of the issuer) and (b) an interest in a stock purchase contract that obligates the holder to acquire a beneficial interest in Qualifying Preferred Stock;

          (ii) provides that the holders directly or indirectly grant to the Corporation a security interest in such subordinated debt securities and their proceeds (including any substitute collateral permitted under the transaction documents) to secure the investors' direct or indirect obligation to purchase Qualifying Preferred Stock pursuant to such stock purchase contracts;

          (iii) includes a remarketing feature pursuant to which the subordinated debt of the issuer is remarketed to new investors commencing not later than the first Distribution Date that is at least five years after the date of issuance of such securities or earlier in the event of an early settlement event based on (a) the capital ratios of the Corporation,
     (b) the capital ratios of the Corporation as anticipated by the Federal Reserve, or (c) the dissolution of the issuer of such Debt Exchangeable for Preferred Equity;

          (iv) provides for the proceeds raised in the remarketing to be used to purchase Qualifying Preferred Stock under the stock purchase contracts and, if there has not been a successful remarketing by the first Distribution Date that is six years after the date of issuance of such securities, provides that the stock purchase contracts will be settled by the Corporation exercising its rights as a secured creditor with respect to the subordinated debt securities or other collateral directly or indirectly pledged by investors in the Debt Exchangeable for Preferred Equity;

          (v) includes a Qualifying Replacement Capital Covenant that will apply to such securities and to any Qualifying Preferred Stock issued pursuant to the stock purchase contracts; provided that such Qualifying Replacement Capital Covenant will not include Debt Exchangeable for Common Equity or Debt Exchangeable for Preferred Equity as "Replacement Capital Securities"; and

          (vi) after the issuance of such Qualifying Preferred Stock, provides the holder with a beneficial interest in such Qualifying Preferred Stock.

         "Depository Institution Subsidiary" means any Subsidiary that is a depository institution within the meaning of 12 C.F.R. ss. 204.2(m).

         "Distribution Date" means, as to any Qualifying Capital Securities or Debt Exchangeable for Preferred Equity, the dates on which Distributions on such securities are scheduled to be made.

         "Distribution Period" means, as to any Qualifying Capital Securities, each period from and including a Distribution Date for such securities to but not including the next succeeding Distribution Date for such securities.

         "Distributions" means, as to any Qualifying Capital Securities or Debt Exchangeable for Preferred Equity, dividends, interest or other income distributions to the holders thereof that are not Subsidiaries.

         "Eligible Debt" means, at any time, Eligible Subordinated Debt or, if no Eligible Subordinated Debt is then outstanding, Eligible Senior Debt.

         "Eligible Senior Debt" means, at any time in respect of any issuer, each series of outstanding unsecured long-term indebtedness for money borrowed of such issuer that (a) upon a bankruptcy, liquidation, dissolution or winding-up of the issuer, ranks most senior among the issuer's then outstanding classes of indebtedness for money borrowed, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding senior long-term indebtedness for money borrowed that satisfies the requirements of clauses (a),
(c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $100,000,000, (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents, and (e) if issued by JPMorgan Chase Bank, National Association, is fully and unconditionally guaranteed by the Corporation on (I) a subordinated basis or
(II) if on the relevant Redesignation Date there is no outstanding debt of JPMorgan Chase Bank, National Association meeting the other requirements set forth above and guaranteed by the Corporation on a subordinated basis but there is outstanding debt of JPMorgan Chase Bank, National Association meeting such requirements and guaranteed on a senior basis, a senior basis. For purposes of this definition as applied to securities with a

CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer's long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

         "Eligible Subordinated Debt" means, at any time in respect of any issuer, each series of the issuer's then-outstanding unsecured long-term indebtedness for money borrowed that (a) upon a bankruptcy, liquidation, dissolution or winding-up of the issuer, ranks senior to the CENts and subordinate to the issuer's then outstanding series of indebtedness for money borrowed that ranks most senior, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding subordinated long-term indebtedness for money borrowed that satisfies the requirements in clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $100,000,000, (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents, and (e) if issued by JPMorgan Chase Bank, National Association, is fully and unconditionally guaranteed by the Corporation on (I) a subordinated basis or
(II) if on the relevant Redesignation Date there is no outstanding debt of JPMorgan Chase Bank, National Association meeting the other requirements set forth above and guaranteed by the Corporation on a subordinated basis but there is outstanding debt of JPMorgan Chase Bank, National Association meeting such requirements and guaranteed on a senior basis, a senior basis. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer's long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

         "Federal Reserve" means the Board of Governors of the Federal Reserve System, and any regional Federal Reserve Bank in which the Corporation owns stock.

         "Holder" means, as to the Covered Debt then in effect, each holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Corporation with respect to such Covered Debt and each beneficial owner holding through a participant in a clearing agency.

         "Indenture" means the Junior Subordinated Indenture, dated as of December 1, 1996, between the Corporation (formerly known as "The Chase Manhattan Corporation") and The Bank of New York, as Trustee, as supplemented by the supplemental indentures dated as of September 23, 2004, May 19, 2005, August 17, 2006 and August 1, 2007.

         "Initial Covered Debt" means the Corporation's 5.875% Junior Subordinated Deferrable Interest Debentures, Series O, due 2035.

         "Intent-Based Replacement Disclosure" means, as to any Qualifying Preferred Stock or Qualifying Capital Securities, that the issuer has publicly stated its intention, either in the prospectus or other offering document under which such securities were initially offered for sale or in filings with the Commission made by the issuer under the Securities Exchange Act prior to or contemporaneously with the issuance of such securities, that the issuer and its Subsidiaries will redeem or purchase such securities only with the proceeds of Replacement Capital Securities that have terms and provisions at the time of redemption or purchase that are as or more equity-like than the securities then being redeemed or repurchased, raised within 180 days prior to the applicable redemption or repurchase date. Notwithstanding the use of the term "Intent-Based Replacement Disclosure" in the definitions of "Qualifying Capital Securities" and "Qualifying Preferred Stock", the requirement in each such definition that a particular security or the related transaction documents include Intent-Based Replacement Disclosure shall be disregarded and given no force or effect for so long as the Corporation is a bank holding company within the meaning of the Bank Holding Company Act of 1956, as amended.

         "Largest Depository Institution Subsidiary" means, from time to time, the Depository Institution Subsidiary of the Corporation with the greatest total assets that also has outstanding at least one series of Eligible Subordinated Debt; provided, however, that if no Depository Institution Subsidiary of the Corporation has outstanding a series of Eligible Subordinated Debt, this term shall mean the Depository Institution Subsidiary of the Corporation with the greatest total assets that also has outstanding at least one series of Eligible Senior Debt.

         "Mandatorily Convertible Preferred Stock" means cumulative preferred stock with (a) no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise and (b) a requirement that the preferred stock convert into Common Stock of the Corporation within three years from the date of its issuance at a conversion ratio within a range established at the time of issuance of the preferred stock, subject to customary anti-dilution adjustments.

         "Mandatory Trigger Provision" means, as to any Qualifying Capital Securities, provisions in the terms thereof or of the related transaction agreements that:

          (a) require the issuer of such securities to make payment of Distributions on such securities only pursuant to the issuance and sale of APM Qualifying Securities within two years of a failure of the issuer to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements, in amount such that the net proceeds of such sale are at least equal to the amount of unpaid Distributions on such securities (including without limitation all deferred and accumulated amounts) and require the application of the net proceeds of such sale to pay such unpaid Distributions, provided that (i) if the Mandatory Trigger Provision does not require the issuance and sale within one year of such failure, the amount of Common Stock and/or Qualifying Warrants the net proceeds of which the issuer must apply to pay such Distributions pursuant to such provision may not exceed the Common Cap and
     (ii) the amount of Qualifying Preferred Stock and still-outstanding Mandatorily Convertible Preferred Stock issued pursuant to the Mandatory Trigger Provision the net proceeds of which the issuer may apply to pay such Distributions pursuant to such provision may not exceed the Preferred Cap;

          (b) if the provisions described in clause (a) do not require such issuance and sale within one year of such failure, include a Repurchase Restriction;

          (c) prohibit the issuer of such securities from redeeming or purchasing any of its securities ranking upon the liquidation, dissolution or winding up of the Corporation junior to or pari passu with any APM Qualifying Securities the proceeds of which were used to settle deferred interest during the relevant deferral period prior to the date six months after the issuer applies the net proceeds of the sales described in clause
     (a) above to pay such deferred Distributions in full; and

          (d) include a Bankruptcy Claim Limitation Provision;

provided (and it being understood) that:

          (i) the issuer will not be obligated to issue (or use Commercially Reasonable Efforts to issue) APM Qualifying Securities for so long as a Market Disruption Event has occurred and is continuing;

          (ii) if, due to a Market Disruption Event or otherwise, the issuer is able to raise and apply some, but not all, of the eligible proceeds necessary to pay all deferred Distributions on any Distribution Date, the issuer will apply any available eligible proceeds to pay accrued and unpaid Distributions on the applicable Distribution Date in chronological order subject to the Common Cap and Preferred Cap, as applicable; and

          (iii) if the issuer has outstanding more than one class or series of securities under which it is obligated to sell a type of APM Qualifying Securities and applies some part of the proceeds to the payment of deferred Distributions, then on any date and for any period the amount of net proceeds received by the issuer from those sales and available for payment of deferred Distributions on such securities shall be applied to such securities on a pro rata basis up to the Common Cap and the Preferred Cap, as applicable, in proportion to the total amounts that are due on such securities.

No remedy other than Permitted Remedies will arise by the terms of such securities or related transaction agreements in favor of the holders of such Qualifying Capital Securities as a result of the issuer's failure to pay Distributions because of the Mandatory Trigger Provision until Distributions have been deferred for one or more Distribution Periods that total together at least 10 years.

         "Market Disruption Event" means the occurrence or existence of any of the following events or sets of circumstances:

          (a) the Corporation would be required to obtain the consent or approval of its shareholders or a regulatory body (including, without limitation, any securities exchange) or governmental authority to issue or sell APM Qualifying Securities and such consent or approval has not yet been obtained notwithstanding the Corporation's commercially reasonable efforts to obtain such consent or approval or the Federal Reserve instructs the Corporation not to sell or offer for sale APM Qualifying Securities at such time;

          (b) trading in securities generally (or in the Common Stock or the Corporation's preferred stock specifically) on the New York Stock Exchange or any other national securities exchange or over-the-counter market on which the Common Stock and/or the Corporation's preferred stock is then listed or traded shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or market by the Commission, by the relevant exchange or market or by any other regulatory body or governmental body having jurisdiction, and the establishment of such minimum prices materially disrupts or otherwise has a material adverse effect on trading in, or the issuance and sale of, the AMP Qualifying Securities;

          (c) a banking moratorium shall have been declared by the federal or state authorities of the United States and such moratorium materially disrupts or otherwise has a material adverse effect on trading in, or the issuance and sale of, the APM Qualifying Securities;

          (d) a material disruption shall have occurred in commercial banking or securities settlement or clearance services in the United States and such disruption materially disrupts or otherwise has a material adverse effect on trading in, or the issuance and sale of, the APM Qualifying Securities;

          (e) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States, there shall have been a declaration of a national emergency or war by the United States or there shall have occurred any other national or international calamity or crisis and such event materially disrupts or otherwise has a material adverse effect on trading in, or the issuance and sale of, the APM Qualifying Securities;

          (f) there shall have occurred such a material adverse change in general domestic or international economic, political or financial conditions, including without limitation as a result of terrorist activities, and such change materially disrupts or otherwise has a material adverse effect on trading in, or the issuance and sale of, the APM Qualifying Securities;

          (g) an event occurs and is continuing as a result of which the offering document for such offer and sale of APM Qualifying Securities would, in the reasonable judgment of the Corporation, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and either (i) the disclosure of that event at such time, in the reasonable judgment of the Corporation, is not otherwise required by law and would have a material adverse effect on the business of the Corporation or (ii) the disclosure relates to a previously undisclosed proposed or pending development or material business transaction, and the Corporation has a bona fide business purpose for keeping the same confidential or the disclosure of which would impede the ability of the Corporation to consummate such transaction, provided that no single suspension period contemplated by this paragraph (g) shall exceed 90 consecutive days and multiple suspension periods contemplated by this paragraph (g) shall not exceed an aggregate of 90 days in any 180-day period; or

          (h) the Corporation reasonably believes, for reasons other than those referred to in paragraph (g) above, that the offering document for such offer and sale of APM Qualifying Securities would not be in compliance with a rule or regulation of the Commission and the Corporation is unable to comply with such rule or regulation or such compliance is unduly burdensome, provided that no single suspension period contemplated by this paragraph (h) shall exceed 90 consecutive days and multiple suspension periods contemplated by this paragraph (h) shall not exceed an aggregate of 90 days in any 180-day period.

The definition of "Market Disruption Event" as used in any Replacement Capital Securities may include less than all of the paragraphs outlined above, as determined by the Corporation at the time of issuance of such securities, and in the case of clauses (a), (b), (c) and (d), as applicable to a circumstance where the Corporation would otherwise endeavor to issue preferred stock, shall be limited to circumstances affecting markets where the Corporation's preferred stock trades or where a listing for its trading is being sought.

         "Market Value" means, on any date, the closing sale price per share of Common Stock (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions by the New York Stock Exchange or, if the Common Stock is not then listed on the New

York Stock Exchange, as reported by the principal U.S. securities exchange on which the Common Stock is traded or quoted; if the Common Stock is not either listed or quoted on any U.S. securities exchange on the relevant date, the Market Value will be the average of the mid-point of the bid and ask prices for the Common Stock on the relevant date submitted by at least three nationally recognized independent investment banking firms selected for this purpose by the Board of Directors of the Corporation or a committee thereof.

         "Measurement Date" means (a) with respect to any repayment, redemption or purchase of the Securities on or prior to August 1, 2047, the date that is 180 days prior to delivery of notice of such repayment or redemption or the date of such purchase, and (b) with respect to any repayment, redemption or purchase after August 1, 2047, the date that is 30 days prior to the date of such repayment, redemption or purchase, except that, if during the 150-day (or any shorter) period preceding such date, the issuer issued Replacement Capital Securities to third parties but no repayment, redemption or purchase was made in connection therewith, the date upon which such 150-day (or shorter) period began.

         "Measurement Period" means, with respect to any date on which notice of repayment or redemption is delivered with respect to the Securities or on which the Corporation repurchases, or any Subsidiary purchases, any Securities, the period beginning on the Measurement Date with respect to such notice or purchase date and ending on such notice or purchase date, as the case may be. No two Measurement Periods under this Replacement Capital Covenant can run concurrently with each other.

         "Non-Cumulative" means, with respect to any Qualifying Capital Securities, that the issuer may elect not to make any number of periodic Distributions without any remedy arising under the terms of the securities or related agreements in favor of the holders, other than one or more Permitted Remedies.

         "No Payment Provision" means a provision or provisions in the transaction documents for securities (referred to in this definition as "such securities") that include the following:

          (a) an Alternative Payment Mechanism; and

          (b) an Optional Deferral Provision modified and supplemented from the general definition of that term to provide that the issuer of such securities may, in its sole discretion, or (if the issuer elects to so provide in the terms of such securities) shall in response to a directive or order from the Federal Reserve, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to five years or, if a Market Disruption Event has occurred and is continuing, 10 years, without any remedy other than Permitted Remedies and the obligations (and limitations on obligations) described in the definition of "Alternative Payment Mechanism" applying.

         "NRSRO" means a nationally recognized statistical rating organization within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Securities Exchange Act.

         "Optional Deferral Provision" means, as to any Qualifying Capital Securities, a provision in the terms thereof or of the related transaction agreements to the effect that either:

          (a) (i) the issuer of such Qualifying Capital Securities may, in its sole discretion, or shall in response to a directive or order from the Federal Reserve, defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to five years or, if a Market Disruption Event is continuing, 10 years, without any remedy other than Permitted Remedies and (ii) such securities are subject to an Alternative Payment Mechanism (provided that such Alternative Payment Mechanism need not apply during the first five years of any deferral period and need not include a Common Cap, Preferred Cap, Bankruptcy Claims Limitation Provision or Repurchase Restriction); or

          (b) the issuer of such Qualifying Capital Securities may, in its sole discretion, or shall in response to a directive or order from the Federal Reserve, defer or skip in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to at least 10 years without any remedy other than Permitted Remedies.

         "Permitted Remedies" means, with respect to any securities, one or more of the following remedies:

          (a) rights in favor of the holders of such securities permitting such holders to elect one or more directors of the issuer (including any such rights required by the listing requirements of any stock or securities exchange on which such securities may be listed or traded); and

          (b) complete or partial prohibitions on the issuer paying Distributions on and on the issuer and its Subsidiaries purchasing Common Stock or other securities that rank pari passu with or junior as to Distributions to such securities for so long as Distributions on such securities, including unpaid Distributions, remain unpaid.

         "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

         "Preferred Cap" has the meaning specified in clause (f) of the definition of Alternative Payment Mechanism.

         "Prospectus Supplement" has the meaning specified in Recital C.

         "Qualifying Capital Securities" means securities or combinations of securities (other than Common Stock, rights to acquire Common Stock, securities convertible into or exchangeable for Common Stock (such as Mandatorily Convertible Preferred Stock and Debt Exchangeable for Common Equity), Debt Exchangeable for Preferred Equity, Mandatorily Convertible Preferred Stock or REIT Preferred Securities) that, in the determination of the Corporation's Board of Directors reasonably construing the definitions and other terms of this Replacement Capital Covenant, meet one of the following criteria:

          (i) in connection with any repayment, redemption or purchase of CENts or Capital Securities prior to August 1, 2027:

               (A) securities issued by the Corporation or its Subsidiaries that
          (1) rank pari passu with or junior to the CENts upon the liquidation, dissolution or winding up of the Corporation, (2) have no maturity or a maturity of at least 60 years and (3) either:

                    (x) (I) have a No Payment Provision or are Non-Cumulative
               and (II) are subject to a Qualifying Replacement Capital Covenant, or

                    (y) have an Optional Deferral Provision and a Mandatory
               Trigger Provision and are subject to Intent-Based Replacement Disclosure;

               (B) securities issued by the Corporation or its Subsidiaries that
          (1) rank pari passu or junior to the CENts upon the liquidation, dissolution or winding up of the Corporation, (2) have no maturity or a maturity of at least 40 years and are subject to a Qualifying Replacement Capital Covenant and (3) have an Optional Deferral Provision and a Mandatory Trigger Provision; or

               (C) Qualifying Preferred Stock; or

          (ii) in connection with any repayment, redemption or purchase of CENts or Capital Securities on or after August 1, 2027 and prior to August 1, 2047:

               (A) all securities described in clause (i) of this definition;

               (B) securities issued by the Corporation or its Subsidiaries that
          (1) rank pari passu with or junior to the CENts upon a liquidation, dissolution or winding up of the Corporation, (2) have no maturity or a maturity of at least 60 years and (3) either:

                    (x) are subject to a Qualifying Replacement Capital Covenant and have an Optional Deferral Provision, or

                    (y) (I) are subject to Intent-Based Replacement Disclosure and (II) have a No Payment Provision or are Non-Cumulative;

               (C) securities issued by the Corporation or its Subsidiaries that
          (1) rank pari passu with or junior to the CENts upon a liquidation, dissolution or winding up of the Corporation, (2) have no maturity or a maturity of at least 40 years and (3) either:

                    (x) (I) have a No Payment Provision or are Non-Cumulative
               and (II) are subject to a Qualifying Replacement Capital Covenant, or

                    (y) have an Optional Deferral Provision and a Mandatory
               Trigger Provision and are subject to Intent-Based Replacement Disclosure;

               (D) securities issued by the Corporation or its Subsidiaries that
          (1) rank pari passu with or junior to the CENts upon a liquidation, dissolution or winding-up of the Corporation, (2) have no maturity or a maturity of at least 25 years and are subject to a Qualifying Replacement Capital Covenant and (3) have an Optional Deferral Provision and a Mandatory Trigger Provision; or

               (E) securities issued by the Corporation or its Subsidiaries that
          (1) rank (i) senior to the CENts and securities that are pari passu with the CENts but (ii) junior to all other debt securities of the Corporation (other than (x) CENts and securities that are pari passu with the CENts and (y) securities that are pari passu with such Qualifying Capital Securities) upon its liquidation, dissolution or winding-up, and (2) either:

                    (x) have no maturity or a maturity of at least 60 years and either (I) are (a) Non-Cumulative or subject to a No Payment Provision and (b) subject to a Qualifying Replacement Capital Covenant or (II) have a Mandatory Trigger Provision and an Optional Deferral Provision and are subject to Intent-Based Replacement Disclosure, or

                    (y) have no maturity or a maturity of at least 40 years, are subject to a Qualifying Replacement Capital Covenant and have a Mandatory Trigger Provision and an Optional Deferral Provision;

               (F) preferred stock issued by the Corporation or its Subsidiaries that (1) has no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, (2) has no maturity or a maturity of at least 60 years and (3) is subject to a Qualifying Replacement Capital Covenant; or

          (iii) in connection with any repayment, redemption or purchase of CENts or Capital Securities on or after August 1, 2047:

               (A) all securities described in clause (i) or (ii) of this definition;

               (B) securities issued by the Corporation or its Subsidiaries that
          (1) rank pari passu with or junior to the CENts upon a liquidation, dissolution or winding up of the Corporation, (2) have an Optional Deferral Provision and (3) either:

                    (x) have no maturity or a maturity of at least 60 years and are subject to Intent-Based Replacement Disclosure, or

                    (y) (I) have no maturity or a maturity at least 40 years and
               (II) are subject to a Qualifying Replacement Capital Covenant;

               (C) securities issued by the Corporation or its Subsidiaries that
          (1) rank pari passu with or junior to the CENts upon a liquidation, dissolution or winding up of the Corporation, (2) have no maturity or a maturity at least 40 years are subject to Intent-Based Replacement Disclosure and (3) are Non-Cumulative or have a No Payment Provision;

               (D) securities issued by the Corporation or its Subsidiaries that
          (1) rank (i) senior to the CENts and securities that are pari passu with the CENts but (ii) junior to all other debt securities of the Corporation (other than (x) CENts and securities that are pari passu with the CENts and (y) securities that are pari passu with such Qualifying Capital Securities) upon its liquidation, dissolution or winding-up, and (2) either:

                    (x) have no maturity or a maturity of at least 60 years and either (i) have an Optional Deferral Provision and are subject to a Qualifying Replacement Capital Covenant or (ii) (a) are Non-Cumulative or have a No Payment Provision and (b) are subject to Intent-Based Replacement Disclosure, or

                    (y) have no maturity or a maturity of at least 40 years and either (i) (a) are Non-Cumulative or have a No Payment Provision and (b) are subject to a Qualifying Replacement Capital Covenant or (ii) are subject to Intent-Based Replacement Disclosure and have a Mandatory Trigger Provision and an Optional Deferral Provision; or

               (E) preferred stock issued by the Corporation or its Subsidiaries that either (1) has no maturity or a maturity of at least 60 years and is subject to Intent-Based Replacement Disclosure or (2) has a maturity of at least 40 years and is subject to a Qualifying Replacement Capital Covenant.

         "Qualifying Preferred Stock" means non-cumulative perpetual preferred stock of the Corporation that (a) ranks pari passu with or junior to all other preferred stock of the Corporation, and (b) either (x) is subject to a Qualifying Replacement Capital Covenant or (y) is subject to Intent-Based Replacement Disclosure and has a provision that prohibits the Corporation from paying any dividends thereon upon its failure to satisfy one or more financial tests set forth therein, and (c) as to which the transaction documents provide for no remedies as a consequence of non-payment of dividends other than Permitted Remedies.

         "Qualifying Replacement Capital Covenant" means a replacement capital covenant substantially similar to this Replacement Capital Covenant or a replacement capital covenant, as identified by the Corporation's Board of Directors acting in good faith and in its reasonable discretion and reasonably construing the definitions and other terms of this Replacement Capital Covenant,
(i) entered into by an issuer company that at the time it enters into such replacement capital covenant is a reporting company under the Securities Exchange Act and (ii) that restricts the related issuer and its subsidiaries from redeeming, repaying or purchasing identified securities except to the extent of the specified percentage of the net proceeds from the issuance of specified Replacement Capital Securities that have terms and provisions at the time of redemption, repayment or purchase that are as or more equity-like than the securities then being redeemed, repaid or purchased within the 180-day period prior to the applicable redemption, repayment or purchase date; provided that a Qualifying Replacement Capital Covenant with respect to Debt Exchangeable for Preferred Equity may terminate at any time not less than 10 years after the issuance of the Qualifying Preferred Stock and that a Qualifying Replacement Capital Covenant with respect to REIT Preferred Securities may terminate at any time not less than 10 years after their issuance.

         "Qualifying Warrants" means net share settled warrants to purchase Common Stock that (a) have an exercise price greater than the current stock market price of the Common Stock as of the date the Corporation agrees to issue the warrants, and (b) the Corporation is not entitled to redeem for cash and the holders of which are not entitled to require it to repurchase for cash in any circumstances. The Corporation will publicly state its intention, either in the prospectus or other offering document under which the Qualifying Capital Securities including an Alternative Payment Mechanism or Mandatory Trigger Provision with respect to which Qualifying Warrants are an APM Qualifying Security were initially offered for sale or in filings with the Commission made by the issuer under the Securities Exchange Act prior to or contemporaneously with the issuance of such Qualifying Capital Securities, that any Qualifying Warrants issued in accordance with such Alternative Payment Mechanism or Mandatory Trigger Provision will have exercise prices at least 10% above the current stock market price of its Common Stock on the date of issuance. The "current stock market price" of the Common Stock on any date shall be the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions by the New York Stock Exchange or, if the Common Stock is not then listed on the New York Stock Exchange, as reported by the principal U.S. securities exchange on which the Common Stock is traded. If the Common Stock is not listed on any U.S. securities exchange on the relevant date, the "current stock market price" shall be the last quoted bid price for the Common Stock in the over-the-counter market on the relevant date as reported by the National Quotation Bureau or similar organization. If the Common Stock is not so quoted, the "current stock market price" shall be the average of the mid-point of the last bid and ask prices for the Common Stock on the relevant date from each of at least three nationally recognized independent investment banking firms selected by it for this purpose.

         "Redesignation Date" means, as to the Covered Debt in effect at any time, the earliest of (a) the date that is two years prior to the final maturity date of such Covered Debt, (b) if the Corporation elects to redeem, or the Corporation or a Subsidiary elects to purchase, such Covered Debt either in whole or in part with the consequence that after giving effect to such redemption or purchase the outstanding principal amount of such Covered Debt is less than $100,000,000, the applicable redemption or purchase date and (c) if such Covered Debt is not Eligible Subordinated Debt of the Corporation, the date on which the Corporation issues long-term indebtedness for money borrowed that is Eligible Subordinated Debt.

         "REIT Preferred Securities" means non-cumulative perpetual preferred stock of a subsidiary of a Depository Institution Subsidiary, which issuer subsidiary may or may not be a "real estate investment trust" ("REIT") within the meaning of Section 856 of the Internal Revenue Code of 1986, as amended, that is exchangeable for non-cumulative perpetual preferred stock of the Corporation and satisfies the following requirements:

          (a) such non-cumulative perpetual preferred stock of a subsidiary of the Depository Institution Subsidiary and the related non-cumulative perpetual preferred stock of the Corporation for which it may be exchanged qualifies as Tier 1 capital of a Depository Institution Subsidiary under the risk-based capital guidelines of the Appropriate Federal Banking Agency and related interpretive guidance of such Agency (for example, in the case of the Office of the Comptroller of the Currency, Corporate Decision 97-109);

          (b) such non-cumulative perpetual preferred stock of a subsidiary of the Depository Institution Subsidiary must be exchangeable automatically into non-cumulative perpetual preferred stock of the Corporation in the event that the Appropriate Federal Banking Agency directs such Depository Institution Subsidiary in writing to make a conversion because such Depository Institution Subsidiary is (i) undercapitalized under the applicable prompt corrective action regulations (which, for example, in the case of the Office of the Comptroller of the Currency and applicable to national banks, are at 12 C.F.R. 6.4(b)), (ii) placed into conservatorship or receivership, or (iii) expected to become undercapitalized in the near term;

          (c) if such subsidiary of the Depository Institution Subsidiary is a REIT, the transaction documents include provisions that would enable the REIT to stop paying dividends on its non-cumulative perpetual preferred stock without causing the REIT to fail to comply with the income distribution and other requirements of the Internal Revenue Code of 1986, as amended, applicable to REITs;

          (d) such non-cumulative perpetual preferred stock of the Corporation issued upon exchange for the non-cumulative perpetual preferred stock of a subsidiary of a Depository Institution Subsidiary issued as part of such transaction ranks pari passu with or junior to other preferred stock of the Corporation; and

          (e) such REIT Preferred Securities and non-cumulative perpetual preferred stock of the Corporation for which it may be exchanged are subject to a Qualifying Replacement Capital Covenant.

         "Replacement Capital Covenant" has the meaning specified in the introduction to this instrument.

         "Replacement Capital Securities" means Common Stock, rights to acquire Common Stock, Debt Exchangeable for Common Equity, Debt Exchangeable for Preferred Equity, Mandatorily Convertible Preferred Stock, REIT Preferred Securities or Qualifying Capital Securities.

         "Repurchase Restriction" has the meaning specified in clause (II)(g) of the definition of "Alternative Payment Mechanism."

         "Securities" has the meaning specified in Recital B.

         "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Share Cap" has the meaning specified in clause (II)(h) of the definition of Alternative Payment Mechanism.

         "Subsidiary" means, at any time, any Person the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the board of directors or other managers of such Person are at the time owned, or the management or policies of which are otherwise at the time controlled, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by the Corporation.

         "Termination Date" has the meaning specified in Section 4(a).

         "Trust" has the meaning specified in Recital A.